EXHIBIT 10.2

            An Employment Agreement has been executed by the Company and the indicated employee, substantially identical in all material respects to the form of Employment Agreement filed as Exhibit 10.5(a) to the Company's 2000 Annual Report on Form 10-K except as noted below. The Employment Agreement was executed by Mr. Saueracker for the Company.

EMPLOYEE AND POSITION	BASE SALARY	DATE OF AGREEMENT	TERMINATION DATE OF AGREEMENT [IF NOT EXTENDED PURSUANT TO SECTION 1(a)]

Neil M. Bardach Vice President - Finance and Chief Executive Officer	$275,000	March 1, 2001	August 31, 2002